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Exhibit 10.28

SEVENTH AMENDMENT
TO AMENDED AND RESTATED
CAPROLACTAM AND POLYMER SUPPLY AGREEMENT

THIS SEVENTH AMENDMENT TO AMENDED AND RESTATED CAPROLACTAM AND POLYMER SUPPLY AGREEMENT (this “Amendment”) is entered into as of February 22, 2018, by and between AdvanSix Resins & Chemicals LLC (“Seller”), and Shaw Industries Group, Inc., a Georgia corporation (“Buyer”).
Recitals

WHEREAS, on April 1, 2013, Seller and Buyer entered into that certain Amended and Restated Caprolactam and Polymer Supply Agreement (as amended, the “Agreement”);
WHEREAS, the parties desire to amend certain provisions of the Agreement; and
WHEREAS, capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.
Agreement

NOW, THEREFORE, in consideration of the mutual terms, conditions and other agreements set forth herein, the parties, intending to be legally bound hereby, agree as follows:

1.    Section 1.9 of the Agreement is deleted in its entirety, and inserted in lieu thereof is a new Section 1.9, as follows:

“1.9    [***] Volume Adjustment. Notwithstanding Article 1.2 of this Agreement, between [***], through [***], (i) the annual Minimum Volume shall be [***] ([***]) pounds of Product, and (ii) the annual Maximum Volume shall be [***] ([***]) pounds of Product. Notwithstanding Article 1.2(a) of the Agreement, the minimum annual volume for Polymer shall be [***] pounds ([***]) and the maximum annual volume for Polymer shall be [***] pounds ([***]) from [***], through [***].”
2.    Section 1.4 of the Agreement is deleted in its entirety, and inserted in lieu is a new Section 1.4, as follows:

“1.4 Further Volume Adjustments. Notwithstanding any of the foregoing contained in this Agreement, overall volume ranges of Product to be purchased by the Buyer during the periods described in the Agreement may be amended, with respect to any [***] ([***])-month period, to reflect an increase or decrease in the annualized rate in an amount not to exceed [***] ([***]) pounds, with [***] ([***]) days prior written notice by the Buyer to Seller; provided, however, that under no circumstance shall the Buyer be entitled to purchase Product at an annualized rate of more than [***] ([***]) pounds. In the event of any such amendment, notwithstanding the provisions of the Agreement, such range of annualized rate of Product to be purchased by the Buyer established by such an amendment shall remain in effect until such time, if any, that the Buyer shall again exercise its rights under and subject to this Article 1.4 to further increase or decrease in the minimum and/or maximum

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annualized rate of Product to be purchased by the Buyer then-in-effect in an amount not to exceed [***] ([***]) pounds.”
3.    Section 2.1 of the Agreement is deleted in its entirety, and inserted in lieu thereof is a new Section 2.1, as follows:

“2.1    Caprolactam Pricing. The price for each pound of [***] Caprolactam shall be the sum of (x) [***] ($[***]) plus (y) the Caprolactam Index Amount (as defined in Schedule 2.1(I)), which, may be a positive or a negative amount, plus (z) the Caprolactam Adder Amount. The Caprolactam Adder Amount shall be: (i) for the period of [***], through [***], [***] ($[***]) per pound of Product, (ii) for the period of [***], through [***], [***] ($[***]) per pound of Product, and (iii) for the period of [***], through the last day of the Term, [***] ($[***]) per pound of Product.”
4.    Steam - Steam shall be redefined as the average actual dollars per [***] pounds of delivered steam for the previous [***], in US dollars, as reported by Seller. Seller will provide a written [***] summary.

5.    All capitalized terms used, but not defined, herein shall have the meaning set forth in the Agreement.

6.    This Amendment may be executed in counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement.

7.    Except as expressly modified in this Amendment, the Agreement remains in full force and effect. The Agreement and this Amendment together constitute the entire agreement between the Parties with respect to the subject matter hereof, and supersede all prior agreements or understandings between the Parties as to the subject matter hereof.

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IN WITNESS WHEREOF, the parties have executed this Seventh Amendment to Caprolactam and Polymer Supply Agreement as of the date first above written.

ADVANSIX RESINS & CHEMICALS LLC	SHAW INDUSTRIES GROUP, INC.

By: /s/ Erin Kane	By: /s/ David Morgan
Erin Kane	David Morgan
President	Executive Vice President Operations